ITEM 19. EXHIBITS

                The following exhibits are filed as a part of this Annual Report:

1.1(1)	Memorandum of Association of DRDGOLD Limited.
1.2(6)	Articles of Association of DRDGOLD Limited, as amended on November 8, 2002. http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-1_2.txt
1.3(1)	Excerpts of relevant provisions of the South African Companies Act.
1.5(9)	Memorandum of Incorporation, as amended on November 30, 2012. http://www.sec.gov/Archives/edgar/data/1023512/000120561313000188/ex1_5.htm
2.1(1)	Excerpts of relevant provisions of the Johannesburg Stock Exchange Listings Requirements.
2.2(4)

Indenture between DRDGOLD Limited, as Issuer, and The Bank of New York Mellon, as Trustee, dated November 12, 2002.

http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-2_2.txt

4.1(2)

Deposit Agreement among DRDGOLD Limited, The Bank of New York Mellon as Depositary, and owners and holders of American Depositary Receipts, dated as of August 12, 1996, as amended and restated as of October 2, 1996, as further amended and restated as of August 6, 1998, as further amended and restated July 23, 2007.

4.2(3)	Form of Non‑Executive Employment Agreement.
4.3(3)	Form of Executive Employment Agreement.
4.4(4)	Agreement between DRDGOLD Limited and Rand Refinery Limited, dated October 12, 2001. http://www.sec.gov/Archives/edgar/data/1023512/000104746902008746/a2096282zex-4_36.txt
4.5(12)	Local Mine Bullion Refining Agreement between DRDGOLD Limited and Rand Refinery Limited, dated June 27, 2018. http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit4.htm

4.9(8)

Sale of Shares and Claims Agreement entered into by Village Main Reef Limited (“Village”), DRDGOLD Limited (“DRDGOLD”) (“Seller”), Business Venture Investments No 1557 Proprietary Limited (“Purchaser”) and Blyvooruitzicht Gold Mining Company Limited (“Blyvoor”) dated February 11, 2012.

http://www.sec.gov/Archives/edgar/data/1023512/000120561312000150/ex4_140.htm

4.10(9)

Heads of Agreement entered into by Trans-Caledon Tunnel Authority (“TCTA’), Ergo Mining Operations Proprietary Limited (“EMO”), East Rand Proprietary Mines Limited (“ERPM”) and Crown Gold Recoveries Proprietary Limited (“CGR”) (collectively CGR, EMO and ERPM are called “the Ergo Group”) dated November 28, 2012.

http://www.sec.gov/Archives/edgar/data/1023512/000120561313000188/ex4_39.htm

4.13(11)

Settlement Agreement between DRDGOLD Limited ("DRDGOLD") and VMR Gold Investments 02 Proprietary Limited ("VMR Gold") dated May 28, 2015.

http://www.sec.gov/Archives/edgar/data/1023512/000120561315000144/ex4_42.htm

8.1(13)	List of Subsidiaries.
10.1(12)	DRD Exchange Agreement entered into by DRDGOLD Limited (“DRDGOLD”) and Sibanye Gold Limited
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10.htm
10.2(12)

Sibanye-Stillwater Exchange Agreement entered into by Sibanye Gold Limited and K2017449061 (South Africa) Proprietary Limited (to be renamed WRTRP Proprietary Limited) and including DRDGOLD Limited (“DRDGOLD”)

http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10002.htm
10.3(12)	DRD Guarantee issued by DRDGOLD Limited (“DRDGOLD”) to and in favor of Sibanye Gold Limited.
http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10003.htm

ITEM 19. EXHIBITS

                The following exhibits are filed as a part of this Annual Report:

10.5(12)

Closing and Amending Agreement, dated 20 July 2018, among Sibanye Gold Limited, WRTRP Proprietary Limited and DRDGOLD Limited; each of the following annexures are incorporated by reference to Sibanye-Stillwater's Schedule 13-D, Exhibit 99.5 filed with the Securities and Exchange Commission on July 31, 2018

Annexure A — Approval of Financial Surveillance Department of SARB;

Annexure B — JSE Approval of DRD Circular;

Annexure C — TRP Approval of DRD Circular;

Annexure D — Approval in Terms of Competition Act;

Annexure E — Press Announcement Confirming Approval of DRD Shareholders;

Annexure F — Environmental Authorisations and Waste Management Licences;

Annexure G — Confirmation of VAT Registration of Issuing Party;

Annexure H — Lender’s Consent in Terms of the Rand Revolving Credit Facility; and

Annexure I — Employees of the Business as at the Delivery Date of the Closing and Amending Agreement.

http://www.sec.gov/Archives/edgar/data/1023512/000110465918048791/0001104659-18-048791-index.htm

http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10005.htm

10.6(12)	Revolving Credit Facility. http://www.sec.gov/Archives/edgar/data/1023512/000102351218000003/exhibit10006.htm
10.8(13)	ABSA Ergo Mining Performance Guarantee Number 175 02 0183033 G
10.9(14)	Second Addendum to the Revolving Credit Facility Agreement entered into on August 1, 2018
12.1(14)	Certification pursuant to Section 302 of the Sarbanes‑Oxley Act of 2002.
12.2(14)	Certification pursuant to Section 302 of the Sarbanes‑Oxley Act of 2002.
13.1(14)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.
13.2(14)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.
101.INS(14)	XBRL Instance Document
101.SCH(14)	XBRL Taxonomy Extension Schema Document
101.CAL(14)	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF(14)	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB(14)	XBRL Taxonomy Extension Label Linkbase Document
101.PRE(14)	XBRL Taxonomy Extension Presentation Linkbase Document

___________

ITEM 19. EXHIBITS

                The following exhibits are filed as a part of this Annual Report:

(1)   Incorporated by reference to our Registration Statement (File No. 0-28800) on Form 20-F.

(2)   Incorporated by reference to Amendment No. 1 to our Registration Statement (File No. 333-140850) on Form F-6.

(3)   Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2000.

(4)   Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2002.

(5)   Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2005.

(6)   Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2006.

(7)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2010.

(8)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2012.

(9)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2013.

(10)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2014.

(11)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2015.

(12)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2018.

(13)  Incorporated by reference to our Annual Report on Form 20-F for the fiscal year ended June 30, 2019.

(14)  Filed herewith.